                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): September 2, 1999



                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                  001-2979           No. 41-0449260
  (State or other jurisdiction    (Commission File       (IRS Employer
        of incorporation)              Number)         Identification No.)


             420 Montgomery Street, San Francisco, California 94163
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: 1-800-411-4932

                                 Not applicable

          (Former name or former address, if changed since last report)

Item 7:  Financial Statements and Exhibits

         On September 2, 1999, Wells Fargo & Company established a Medium-Term Note Program, Series A and a Subordinated Medium-Term Note Program, Series B. The purpose of this Current Report is to file with the Securities and Exchange Commission the Distribution Agreement, Subordinated Indenture and forms of Notes relating to such Programs.

         (c)      Exhibits

                  1.1 Distribution Agreement dated September 2, 1999 among Wells Fargo & Company and the Agents named therein.

                  4.1 Indenture dated as of August 30, 1999 between Wells Fargo & Company and The First National Bank of Chicago.

                  4.2      Form of Medium-Term Fixed Rate Note, Series A.

                  4.3      Form of Medium-Term Floating Rate Note, Series A.

                  4.4      Form of Subordinated Medium-Term Fixed Rate Note,
                           Series B.

                  4.5 Form of Subordinated Medium-Term Floating Rate Note, Series B.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on September 7, 1999.

                                       WELLS FARGO & COMPANY



                                       By /s/ Les L. Quock
                                          ------------------------------------
                                          Les L. Quock
                                          Senior Vice President and Controller

                                       3